                                                                   Exhibit 10.27

                       Non Technical Services Agreement

This Agreement dated as of 2/12/2001 ("Effective Date"), between International Business Machines Corporation ("Buyer") and Rainmaker Systems, Inc. ("Supplier"), establishes the basis for a multinational procurement relationship under which Supplier will provide Buyer the Deliverables and Services described in SOWs issued under this Agreement.

1.0  Definitions

"Affiliates" means entitles that control, are controlled by, or are under common control with a party to this Agreement.

"Agreement" means this agreement and any relevant Statements of Work ("SOW"), Work Authorizations ("WA"), and other attachments or appendices specifically referenced in this Agreement.

"Buyer" means either Buyer or one of its Affiliates which has signed a PA.

"Deliverables" means items that Supplier prepares for or provides to Buyer as described in a SOW.

"Developed Works" means Deliverables developed in the performance of this Agreement that Buyer will own.

"Participation Agreement" or "PA" means an agreement signed by one or more Affiliates which incorporates by reference the terms and conditions in this agreement, any relevant SOW, and other attachments or appendices specifically referenced in the PA.

"Personnel" means agents, employees or subcontractors engaged or appointed by Buyer or Supplier.

"Prices" means the agreed upon payment and currency for Deliverables and Services, including all applicable fees, payments and taxes, as specified in the relevant SOW and/or WA.

"Services" means work that Supplier performs for Buyer as described in a SOW.

"Statement of Work" or "SOW" means any document attached to or included in this Agreement which describes the Deliverables and Services, including any requirements, specifications or schedules.

"Supplier" means either Supplier or one of its Affiliates which has signed a PA.

"Work Authorization" or "WA" means Buyer's authorization in either electronic or tangible form for Supplier to conduct transactions under this Agreement (i.e., a purchase order, bill of lading, or other Buyer designated document). A SOW is a WA only if designated as such in writing by Buyer.

2.0  Statement of Work

Supplier will provide Deliverables and Services as specified in the relevant SOW only when specified in a WA. Supplier will begin work only after receiving WA from Buyer. Buyer may request changes to a SOW and Supplier will submit to Buyer the impact of such changes. Changes accepted by Buyer will be specified in an amended SOW or change order signed by both parties.


________________________

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as "***". A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                    1 of 6

3.0  Term and Termination

     3.1  Term

Deliverables and Services acquired by Buyer on or after the Effective Date will be covered by this Agreement. This Agreement will remain in effect until terminated.

     3.2  Termination of this Agreement

Either party may terminate this Agreement, without any cancellation charge, for a material breach of the Agreement by the other party or if the other party becomes insolvent or files or has filed against it a petition in bankruptcy ("Cause"), to the extent permitted by law. Such termination will be effective at the end of a thirty (30) day written notice period if the Cause remains uncured. Either party may terminate this Agreement without Cause when there are no outstanding SOWs or WAs.

     3.3  Termination of a SOW or WA

Buyer may terminate a SOW or WA with Cause effective immediately or without Cause on written notice. Upon termination, in accordance with Buyer's written direction, Supplier will immediately: (i) cease work; (ii) prepare and submit to Buyer an itemization of all competed and partially completed Deliverables and Services; (iii) deliver to Buyer Deliverables satisfactorily completed up to the date of termination at the agreed upon Prices in the relevant SOW and/or WA; and
(iv) deliver upon request any work in process. In the event Buyer terminates without Cause, Buyer will compensate Supplier for the actual and reasonable expenses incurred by Supplier for work in process up to and including the date of termination, provided such expenses do not exceed the Prices.

4.0  Pricing

Supplier will provide Deliverables and Services to Buyer for the Prices. Except for pre-approved expenses specified in the relevant SOW and/or WA, the Prices for Deliverables and Services specified in a WA and accepted by Buyer will be the only amount due to Supplier from Buyer.

5.0  Payments and Acceptance

Terms for payment will be specified in the relevant SOW and/or WA. Payment of invoices will not be deemed acceptance of Deliverables or Services, but rather such Deliverables or services will be subject to inspection, test, acceptance or rejection in accordance with the acceptance or completion critics as specified in the relevant SOW and/or WA. Buyer may, at its option, either reject Deliverables or Services that do not comply with the acceptance or completion criteria for a refund, or require Supplier, upon Buyer's written instruction, to repair or replace such Deliverables or re-perform such Service, without charge and in a timely manner.

6.0  Electronic Commerce

To the extent permitted by local law, the parties will conduct transactions using an electronic commerce approach under which the parties will electronically transmit and receive legally binding purchase and sale obligations ("Documents"), including electronic credit entries transmitted by Buyer to the Supplier account specified in the relevant SOW and/or WA. Each party, at its own expense, will provide and maintain the equipment, software, services and testing necessary for it to effectively and reliably transmit and receive such Documents. Either party may use a third party service provider for network services, provided the other party is given sixty (60) days prior written notice of any changes to such services. A Document will be deemed received upon arrival at the receiving party's mailbox or Internet address. The receiving party will promptly notify the originating party if a Document is received in an unintelligible form, provided that the originating party can be identified. In the absence of such

________________________

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as "***". A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                    2 of 7
notice, the originating party's record of the contents of such Documents will prevail. Each party will authenticate Documents using a digital signature or User ID, as specified by Buyer, and will maintain security procedures to prevent its unauthorized use.

7.0  Warranties

     7.1  Ongoing Warranties

Supplier makes the following ongoing representations and warranties: (i) it has the right to enter into this Agreement and its performance of this Agreement will comply, at its own expense, with the terms of any contract, obligation, law, regulation or ordinance to which it is or becomes subject (including but not limited to all applicable export and import laws); (ii) no claim, lien or action exists or is threatened against Supplier that would interfere with Buyer's rights under this Agreement; (iii) Deliverables are safe for any use consistent with and will comply with the warranties, specifications and requirements in this Agreement; (iv) Services will be performed using reasonable care and skill and in accordance with the relevant SOW and/or WA; (v) Deliverables and Services which interact in any capacity with date data are Year 2000 ready such that when used in accordance with their associated documentation they are capable of correctly processing, providing, receiving and displaying date data, as well as exchanging accurate date data with all products with which the Deliverables or Services are intended to be used within and between the twentieth and twenty-first centuries; (vi) Deliverables and Services which interact in any capacity with monetary data are euro ready such that when used in accordance with their associated documentation they are capable of correctly processing monetary data in the euro denomination and respecting the euro currency formatting conventions (including the euro sign); (vii) Deliverables and Services do not infringe any privacy, publicity, reputation or intellectual property right of a third party; and (viii) all authors have agreed not to assert their moral rights (personal rights associated with authorship of a work under applicable law) in the Deliverables, to the extent permitted by law.

THE WARRANTIES IN THIS AGREEMENT ARE IN LIEU OF ALL OTHER WARRANTIES AND CONDITIONS, EXPRESS OR IMPLIED, INCLUDING THOSE WARRANTIES OR CONDITIONS OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE.

     7.2  Warranty Redemption

Subject to Section 5.0 Payments and Acceptance, if Deliverables or Services do not comply with the warranties in this Agreement, Supplier will repair or replace Deliverables or re-perform Services, without charge and in a timely manner. If Supplier fails to do so, Buyer may repair or replace Deliverables or re-perform Services and Supplier will reimburse Buyer for actual and reasonable expenses.

8.0  On Time Delivery

Deliverables or Services will be delivered as specified in the relevant SOW and/or WA. If Supplier cannot comply with a delivery commitment, Supplier will promptly notify Buyer of a revised delivery date and Buyer may: (i) cancel without charge Deliverables or Services not yet delivered; (ii) procure such Deliverables or Services elsewhere and charge Supplier the cost differential; and (iii) exercise all other remedies provided at law, in equity and in this Agreement.

9.0  Intellectual Property

All Developed Works belong exclusively to Buyer and are works made for hire. If any Developed Works are not owned by Buyer by operation of law, Supplier will assign the ownership of copyrights in such Developed works to Buyer. Supplier grants Buyer all intellectual property rights licensable by Supplier which are necessary for Buyer to

________________________

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as "***". A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                    3 of 7
use and sell the Deliverables and Services. This Agreement does not grant either party the right to use the other party's or their Affiliates' trademarks, trade names or service marks.

10.0 Indemnification

Supplier will defend, hold harmless and indemnify, including legal fees, Buyer and Buyer Personnel against claims that arise or are alleged to have arisen as a result of negligent or intentional acts or omissions of Supplier or Supplier Personnel or breach by Supplier of any term of this Agreement.

11.0 Limitation of Liability

Except for liability under the Section entitled Indemnification, in no event will either party be liable to the other for any lost revenues, lost profits, incidental, indirect, consequential, special or punitive damages. In no event will either party be liable for the respective actions or omissions of its Affiliates under this Agreement.

12.0 Supplier and Supplier Personnel

Supplier is an independent contractor and this Agreement does not create an agency relationship between Buyer and Supplier or Buyer and Supplier Personnel. Buyer assumes no liability or responsibility for Supplier Personnel. Supplier will: (i) ensure it and Supplier Personnel are in compliance with all laws, regulations, ordinances and licensing requirements; (ii) be responsible for the supervision, control, compensation, withholdings, health and safety of Supplier Personnel; (iii) ensure Supplier Personnel performing Services on Buyer's premises comply with the On Premises Guidelines; and (iv) inform Buyer if a former employee of Buyer will be assigned work under this Agreement, such assignment subject to Buyer approval.

13.0 Insurance

Supplier will maintain at its expense: (i) comprehensive general or public liability insurance with a minimum limit per occurrence or accident of $1,000,000 (or local currency equivalent); (ii) workers' compensation or employer's liability as required by local law, such policies waiving any subrogation rights against Buyer; and (iii) automobile liability insurance as required by local statute but not less than $1,000,000 (or local currency equivalent) if a vehicle will be used in the performance of this Agreement. Insurance required under this Section will name Buyer as an additional insured with respect to Buyer's insurable interest, will be primary or non-contributory regarding insured damages or expenses, and will be purchased from insurers of sound internationally recognized financial standing.

14.0 General

     14.1  Amendments

This Agreement may only be amended by a writing specifically referencing this Agreement which has been signed by authorized representatives of the parties.

     14.2  Assignment

Neither party will assign their rights or delegate or subcontract their duties under this Agreement to third parties or Affiliates without this prior written consent of the other party, such consent not to be withheld unreasonably, except that Buyer may assign this Agreement in conjunction with the sale of a substantial part of its business utilizing this Agreement. Any unauthorized assignment of this Agreement is void.

________________________

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as "***". A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                    4 of 7

     14.3  Choice of Law and Forum; Waiver of Jury Trial; Limitation of Action

This Agreement and the performance of transactions under this Agreement will be governed by the laws of the country where the Buyer entering into the relevant agreement or PA is located, except that the laws of the State of New York applicable to contracts executed in and performed entirely within that State will apply if any part of the transaction is performed within the United States. The parties expressly waive any right to a jury trial regarding disputes related to this Agreement. Unless otherwise provided by local law without the possibility of contractual waiver or limitation, any legal or other action related to this Agreement must be commenced no later than two (2) years from the date on which the cause of action arose.

     14.4  Communications

All communications between the parties regarding this Agreement will be conducted through the parties' representatives as specified in the relevant SOW and/or WA.

     14.5  Counterparts

This Agreement may be signed in one or more counterparts, each of which will be deemed to be an original and all of which when taken together will constitute the same agreement. Any copy of this Agreement made by reliable means (for example, photocopy or facsimile) is considered an original.

     14.6  Exchange of Information

Unless required otherwise by law without the possibility of contractual waiver or limitation, all information exchanged by the parties will be considered non-confidential. If the parties require the exchange of confidential information, such exchange will be made under a confidentiality agreement. The parties will not publicize the terms of this Agreement, or the relationship, in any advertising, marketing or promotional materials without prior written consent of the other party except as may be required by law, provided the party publicizing obtains any confidentiality treatment available. Supplier will use information regarding this Agreement only in the performance of this Agreement. For any business personal information relating to Supplier Personnel that Supplier provides to Buyer, Supplier has obtained the agreement of the Supplier Personnel to release the information to Buyer and to allow Buyer to use such information in connection with this Agreement.

     14.7  Freedom of Action

This Agreement is nonexclusive and either party may design, develop, manufacture, acquire or market competitive products or services. Buyer will independently establish prices for resale of Deliverables or Services and is not obligated to announce or market any Deliverables or Services and does not guarantee the success of its marketing efforts, if any.

     14.8  Force Majeure

Neither party will be in default or liable for any delay or failure to comply with this Agreement due to any act beyond the control of the affected party, excluding labor disputes, provided such party immediately notifies the other.

     14.9  Obligations of Affiliates

Affiliates will acknowledge acceptance of the terms of this Agreement through the signing of a P.A. before conducting any transaction under this Agreement.

________________________

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as "***". A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                    5 of 7

     14.10  Prior Communications and Order of Precedence


This Agreement replaces any prior oral or written agreements or other communication between the parties with respect to the subject matter of this Agreement, excluding any confidential disclosure agreements. In the event of any conflict in these documents, the order of precedence will be: (i) the quantity, payment and delivery terms of the relevant WA; (ii) the relevant SOW;
(iii) this agreement; and (iv) the remaining terms of the relevant WA.

     14.11  Record Keeping and Audit Rights

Supplier will maintain (and provide to Buyer upon request) relevant business and accounting records to support invoices under this Agreement and proof of required permits and professional licenses, for a period of time as required by local law, but not for less than three (3) years following completion or termination of the relevant SOW and/or WA. All accounting records will be maintained in accordance with generally accepted accounting principles.

     14.12  Severability

If any term in this Agreement is found by competent judicial authority to be unenforceable in any respect, the validity of the remainder of this Agreement will be unaffected, provided that such unenforceability does not materially affect the parties' rights under this Agreement.

     14.13  Survival

The provisions set forth in the following sections and Subsections of this Agreement will survive after termination of this Agreement and will remain in effect until fulfilled: "Ongoing Warranties," "Intellectual Property", "Indemnification", "Limitation of Liability", "Record Keeping and Audit Rights", "Choice of Law and Forum; Waiver of Jury Trial; Limitation of Action", "Exchange of Information", and "Prior Communication and Order of Precedence".

An effective waiver under this Agreement must be in writing signed by the party waiving its right. A waiver by either party of an instance of the other party's noncompliance with any obligation or responsibility under this Agreement will not be deemed a waiver of subsequent instances.

ACCEPTED AND AGREED TO:                                       ACCEPTED AND AGREED TO:

International Business Machines Corporation                   Rainmaker Systems, Inc.

By: /s/ Dennis McCormack   April 5, 2001                      By: /s/ Steve Trotter    April 6, 2001
-----------------------------------------------             --------------------------------------------------
Buyer Signature            Date                               Supplier Signature       Date

Dennis McCormack                                              Steve Trotter
-----------------------------------------------             --------------------------------------------------
Printed Name                                                  Printed Name

Procurement Professional, Global Procurement                  V.P. Sales & Marketing
-----------------------------------------------             --------------------------------------------------
Title & Organization                                          Title & Organization

-----------------------------------------------             --------------------------------------------------
Buyer Address:                                                Supplier Address:
2070 Route 52, Mailstop 5E1                                   1800 Green Hills Road
Hopewell Junction, NY  12533                                  Scotts Valley, CA  95066
USA                                                           USA

________________________

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as "***". A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                    6 of 7

                       Confidential Disclosure Agreement

                           Supplement for Disclosure

                                          Referenced Agreement (CDA) #4900ES1038
                                                   Supplement to CDA #4901AD0004

With respect to the Information identified below, the terms and conditions in the referenced Agreement, as modified by any terms and conditions identified below, will apply to disclosure hereunder.

Discloser:    X                IBM   X    You
           ------                  -----

Initial disclosure date:       1/29/2001
                               --------------------
Final disclosure date:         3/01/2002
                               --------------------

Discloser's Point of Contact   ***
                               --------------  ---------------   ---------------
                               Name            Telephone #       e-mail

Recipient's Point of Contact   ***
                               --------------  ---------------   ---------------
                               Name            Telephone #       e-mail

Non-confidential description of information to be disclosed:

All deliverables by Supplier to Buyer for Statement of Work #4901AD0003. All data fees to Supplier from Buyer for Statement of Work #4901AD0003

Additional or different terms and conditions (if any):

None.

This Supplement and the referenced agreement are the complete and exclusive Agreement regarding disclosure hereunder.


ACCEPTED AND AGREED TO:                                       ACCEPTED AND AGREED TO:

International Business Machines Corporation                   Rainmaker Systems, Inc.

By: /s/ Dennis J. McCormack  4/5/01                           By: /s/ Steve Trotter  4/6/01
-------------------------------------------------------     -----------------------------------------------------------
Signature                    Date                             Signature              Date

Dennis J. McCormack                                           Steve Trotter
-------------------------------------------------------     -----------------------------------------------------------
Printed Name                                                  Printed Name

Procurement Professional, IBM Global Procurement              V.P. Sales & Marketing
-------------------------------------------------------     -----------------------------------------------------------
Title & Organization                                          Title & Organization

-------------------------------------------------------     -----------------------------------------------------------
International Business Machines Corporation Address:          Rainmaker Systems, Inc. Address
2070 Route 52                                                 1800 Green Hills Road
Hopewell Junction, NY  12533                                  Scotts Valley, CA  95066
USA                                                           USA

________________________

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as "***". A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                    1 of 1

                       Non Technical Services Agreement
                               Statement of Work

                                                           Agreement #4901AD0002
                                                                 80W #4901AD0003



This Statement of Work ("SOW") #4901AD0003 adopts and incorporates by reference the terms and conditions of Non Technical Services Agreement #4901AD0002 ("Agreement") between International Business Machines Corporation and Rainmaker Systems, Inc. This SOW is effective upon execution of the Agreement and the SOW and will remain in effect until May 10, 2002. Transactions performed under this SOW will be conducted in accordance with and be subject to the terms and conditions of this SOW, the Agreement and any applicable Work Authorizations ("Was"). This SOW is a WA.

1.0  SCOPE OF WORK

***

2.0  DEFINITIONS

As used in this Statement of Work (SOW), the following terms shall have the following meanings:

     "Customer" is the entity identified by IBM as the customer to an existing Subscription Contract that Buyer will be authorized to contact solely for the purpose of renewing that Subscription Contract. ***

     "Discontinued" means the Subscription Contract has been deleted from the customer inventory record.

     "List Price" means the non-discounted price set forth by Buyer for the Subscription offering.

     "Startup Services" means database integration and enhancement, report writing, enhancements to software applications, work stations and telephone systems; and other activities which may be necessary to implement the outsourced services.

     "Subscription Contract" refers to the IBM Agreement for Software Subscription between IBM and a customer. The types of Subscription Contracts for which Supplier will provide rescue services are set forth in the SOW.

3.0  DESCRIPTION OF DELIVERABLES AND SERVICES

     3.1  Overview

The rescue services that Supplier shall provide generally involve contacting Customers, through various media (teleservices, facsimile, electronically), for the purpose of renewing those Customers Subscription Contract. For each Customer Supplier contacts, Supplier will deliver to Buyer (via electronic communication to Buyer's Business Partner Support Operation (BPSO) product renewal orders and discontinuance requests. Supplier will also provide periodic reports that reflect Supplier's performance of its rescue activities and other renewal sales data. In addition, Supplier will create and maintain various databases that contain the information that Supplier and Buyer agree are necessary under this SOW.


_________________________

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as "***". A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                     1 of 7

     3.2  Databases

Any databases that Supplier creates to perform the Services set forth in this SOW, including the content of information contained within those databases, are Developed Works, which IBM shall own. Supplier's activities with respect to any such databases are further addressed in Section 5.0, "Supplier's Responsibilities". The databases, including their content, shall be considered "Confidential Information" and governed by the Confidential Disclosure Agreement ("CDA") #4900RS1038 and CDA Supplement #4901AD0004 between Buyer and Supplier.

     3.3  Data Reporting

Any data prepared by Supplier for Buyer as part of the Services under this SOW, including, but not limited to, performance reporting data and sales reporting data are Developed Works, which IBM shall own. Supplier's activities with respect to any such data reports are further addressed in Section 5.0, "Supplier's Responsibilities."

Any reported data shall be considered Buyer's "Confidential Information" and governed by CDA #4900RS1038 and CDA Supplement #4901AD0004 between Buyer and Supplier.

4.0  ACCEPTANCE CRITERIA

The following criteria will determine Buyer's acceptance of Supplier's performance.

     4.1  ***

     4.2  ***

5.0  SUPPLIER'S RESPONSIBILITIES

Supplier has the following responsibilities associated with this SOW.

     5.1  Dedicated Services Setup of Client Division at Supplier.

Supplier shall hire, assign, train, and support the necessary individuals to perform renewal sales for IBM Subscription Contracts. These resources will support both inbound and outbound telesales, including the setup of desktop fax and small messaging, call scripts, and creation and management of the rescue program for IBM.

     5.2  Telesales Activities.

Supplier's telesales professionals will use Supplier's sales force automation systems to manage renewal sales opportunities with Customers. When Buyer provides Supplier with data feeds for Customers, Supplier may contact those Customers to determine whether they wish to renew their Subscription Contract with IBM. If Customers wish to discontinue their Subscription Contract, Supplier may not and will not contact Customers after such order discontinuance. Supplier's telesales professionals may request the following information from those Customers who they contact: primary contact(s) at Customer, Customer's product configuration, Customer phone number, mailing address, facsimile number, and email address.

Supplier will have a List Price that they may use to provide quotes to Customers with respect to Subscription Contracts. Supplier will not have direct access to Customer inventory records, configuration or pricing tools; the only information that Supplier will have and that Supplier may use shall be the data feeds supplied to Supplier by Buyer. Supplier will report reasons for non-renewals for each Customer. In addition, Supplier will provide such Customer non-renewal information to Buyer. Supplier must retain Customer contact center records to validate Supplier's attempt(s) to contact each Customer. Buyer may review those records at any time.

_________________________

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as "***". A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                    2 of 7

All telesales material must be approved by Buyer.

***

     5.3  Database Services.

Supplier will create and maintain a secure database of Customer profiles, database updates, database building and Customer call center Services to gather missing Customer information. Supplier will also periodically update the Customer database through profiling activity that results from Supplier's telesales efforts. If requested by Buyer, Supplier will provide updated Customer profiles and records.

Buyer will provide Supplier with data feeds representing Customers who have not renewed their Subscription Contracts. In order to manage Customer profiles and renewal sales opportunities, Supplier will integrate this information into Supplier's customer relationship management (CRM) Systems; Supplier's access to and use of this information from Buyer is restricted to Supplier's performance of rescue services under this SOW.

Once a Subscription Contract is discontinued, it will no longer be reflected as a Subscription Contract for which Supplier is providing rescue services. Supplier's data base will maintain Customer profiles, including Discontinued Customers. However, Supplier may not contact any Customer after that Customer decides not to renew its Subscription Contract.

     5.4  Scope of Services.

***

     5.5  Customer Contact Center.

Supplier will provide a Customer contact center for Customers to contact Supplier by phone, fax, or e-mail to renew Subscription Contracts or obtain more information. Supplier will contact Customers primarily through outbound telesales.

     5.6  Standard Support Hours.

Support staff will be available from 6 a.m - 5 p.m. (PST) to answer Customer inquiries, provide sales support, and take orders and process payments.

     5.7  e-Quote to e-Sales e-Commerce e-Commerce Web service.

For Customers who wish to receive a quote via e-mail to renew their Subscription Contracts, Supplier will generate an electronic quote (an e-mail that links to online order form) through e-Quote-to-Sales Web service providing Customers with self-service contract renewal through an e-commerce Web site, supported by the Customer contact center, e-Quote will provide a link to an e-Commerce Site hosted and maintained by Supplier. Through the e-Sales Web site, Customers can view their quote and details, update Customer profile information, such as ship to, bill to, and contact information, and order online. Customers can purchase online through the e-Commerce site, which accepts and processes credit card or purchase orders. All Customer online transactions must be secure and password protected.

     5.8  Customer Routing.

Supplier's Customer contact center staff will provide customer routing to Buyer's Customer Support Operations (CSO) at Customer's request or if Supplier is restricted from processing the order due to product content or price.

_________________________

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as "***". A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                    3 of 7

     5.9   Reporting.

Supplier will provide monthly reporting of performance measurements as specified in Section 6.0, "Quality Measurements". In addition Supplier will provide quarterly business limit reports incorporating the performances measurements along with summaries of database building and renewal sales activities.

     5.10  Back Office Support.

Supplier will handle tax calculations for every sales order, credit checks for Customers, payment processing/tracking/verification of purchase orders, process credit card orders, invoicing, and collection payment on accounts receivables (subject to Section 5.13 of the SOW) and entitlement fulfillment. Supplier's staff will utilize Buyer's AE Forms/Link order entry system, which they will access from Supplier's site for validating renewals electronically.

     5.11  Buyer Invoicing.

Supplier will provide Buyer with a quality report detailing the outcome, for each Customer Supplier is asked to contact that does not purchase a Subscription Contract. This report will identify the outcome of the customer by category.
***

     5.12  Customer Payments.

In the event a Customer fails to remit payment to Supplier, Supplier's only action will be to clarify any errors in the remittance process such as determining accurate credit card information or remittance address. Supplier will not contact Customers to follow up on payment status, notify any third party of Customer's nonpayment or in any other way act in a capacity as a collection agent. Supplier will refer all other issues regarding payments to Buyer for further action.

     5.13  Supplier Representation to Customers.

***

6.0  SUPPLIER'S USE OF SUBCONTRACTORS

Supplier may subcontract Services to be performed hereunder. Notwithstanding this subsection, Supplier's use of subcontractors does not relieve Supplier of the responsibility for the subcontractor's performance, and Supplier's obligations and responsibilities assumed under this Agreement will be made equally applicable to subcontractors. Buyer reserves the right to reject Supplier's use of a subcontractor in performance of this Agreement for any reason.

7.0  QUALITY MEASUREMENTS

***

     7.1   Quality Assurance.

Supplier will record 10% of the telesales calls to Customers. Buyer will have access to Supplier's recordings upon Buyer's request.

8.0  BUYER'S RESPONSIBILITIES

Buyer has the following responsibilities associated with this SOW.

_________________________

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as "***". A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                    4 of 7

     8.1  Setup of Supplier Support of Buyer.

Buyer's BPSO organization will assign a Customer Support Rep (CSR) for Supplier. The CSR will be responsible for receiving Subscription Contract product orders and reconciling them with Buyer's customer inventory system or database. BPSO will also assign a point person to receive Subscription Contract discontinuance requests and reconcile them with Buyer's customer inventory system. Buyer will assign a Technical Coordinator who shall function as Supplier's primary contact for execution of this SOW.

     8.2  Data Feeds to Supplier.

Buyer will provide monthly data feeds to Supplier reflecting Customers with Subscription Contracts that need to be renewed and that Supplier may pursue through Supplier's rescue services. The data feeds shall include Subscription Contract details, renewal pricing, Customer (company) name, and Customer address. If a Customer chooses to not renew its Subscription Contract, Buyer's data feeds to Supplier will no longer reflect that Customer account as a rescue opportunity for Supplier. Buyer will also designate a person who shall be responsible for facilitating transfers of incremental data files between Buyer and Supplier.

All data supplied by Buyer to Supplier shall be considered Confidential Information pursuant to AECI #4900RS1038 and Supplement # 4901AD0004 between Buyer and Supplier.

     8.3  List Prices.

Buyer will provide Supplier with List Prices for Subscription Contracts. As updates occur to any such List Prices, Buyer will provide Supplier with those updates.

     8.4  Telephone Access.

Buyer shall maintain, at Buyer's sole discretion and expense, automatic telephone transfer capabilities to allow Buyer to transfer to Supplier telephone calls from Customers whose names are on data feeds already provided to Supplier.

     8.5  Pre-Sales Technical Support and Training.

Buyer shall provide, at Buyer's expense, pre-sales training on Subscription Contracts and products for Supplier at Supplier's site. Buyer will also train Supplier's staff on proper use of Buyer's AE Forms/Link order entry system.

9.0  MUTUAL RESPONSIBILITIES

Supplier and Buyer have the following responsibilities associated with this SOW.

     9.1  Training of Supplier.

The length, delivery, and dates of the training by Buyer at Supplier's site will be agreed to by both Buyer and Supplier. Although the content of the training will largely be determined by Buyer, Buyer and Supplier will work together to determine the appropriate content based on the information that Buyer will make available to Supplier under this SOW.

     9.2  Development of Telemarketing and Telesales Material.

Buyer and Supplier will agree on the content and use of all material developed and utilized with this rescue program, including but not limited to product information, desktop fax, e-mail messaging, call scripts, and web site content.

_________________________

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as "***". A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                    5 of 7

Supplier and Buyer will provide resources needed for creation, approval and management of rescue telemarketing and telesales programs.

     9.3  Development of Reports

Buyer and Supplier will agree on data content, format, and dates of all reports associated with this rescue program.

10.0  PROJECTED SCHEDULE

April 6, 2001  Execution of Agreement

May 11, 2001   Supplier will have dedicated skills ready to support Services under SOW

May 11, 2001   Supplier will establish an account with IBM Global Financing

May 11, 2001   Buyer/Supplier training

May 11, 2001   Commencement of rescue services

11.0  PAYMENTS

For the Deliverables and Services Supplier provides Buyer, Buyer will pay Supplier the amounts as described below:

     ***

12.0  OTHER TERMS

Buyer may terminate this SOW without cause by providing Supplier with thirty
(30) days written notice. During this 30 day notice period Buyer will not be responsible to provide additional data feeds.

Either party may terminate this Agreement, without any cancellation charge, for a material breach of the Agreement by the other party. Such termination will be effective immediately.

13.0  COMMUNICATIONS

All communications between the parties will be carried out through the following designated coordinator:

---------------------------------------------------------------------------------------------------------------------
                                                Business Coordinators
---------------------------------------------------------------------------------------------------------------------
FOR SUPPLIER                                               FOR BUYER
---------------------------------------------------------------------------------------------------------------------
Name                         ***                           Name                          ***
---------------------------------------------------------------------------------------------------------------------
Title                        ***                           Title                         ***
---------------------------------------------------------------------------------------------------------------------
Address                      1800 Green Hills Road         Address                       2070 Route 52
                             Scotts Valley, CA 95066                                     Mailstop 5E1
                                                                                         Hopewell Jct., NY 12533
---------------------------------------------------------------------------------------------------------------------

_________________________

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as "***". A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                    6 of 7

---------------------------------------------------------------------------------------------------------------------
Phone                        ***                           Phone                         ***
---------------------------------------------------------------------------------------------------------------------
Fax                          ***                           Fax                           ***
---------------------------------------------------------------------------------------------------------------------
E-mail                       ***                           E-mail                        ***
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                              Technical Coordinators
---------------------------------------------------------------------------------------------------------------------
FOR SUPPLIER                                               FOR BUYER
---------------------------------------------------------------------------------------------------------------------
Name                                                       Name                          ***
---------------------------------------------------------------------------------------------------------------------
Title                                                      Title                         ***
---------------------------------------------------------------------------------------------------------------------
Address                                                    Address                       3606 Hwy. 52 North
                                                                                         Rochester, MN 55901
---------------------------------------------------------------------------------------------------------------------
Phone                                                      Phone                         ***
---------------------------------------------------------------------------------------------------------------------
Fax                                                        Fax                           ***
---------------------------------------------------------------------------------------------------------------------
E-mail                                                     E-mail                        ***
---------------------------------------------------------------------------------------------------------------------


ACCEPTED AND AGREED TO:                         ACCEPTED AND AGREED TO:

International Business Machine Corporation      Rainmaker Systems, Inc.

By: /s/ Dennis McCormack                        By: /s/ Steve Trotter
---------------------------------------------   -------------------------------

     Buyer Signature    Date                       Buyer Signature     Date

Dennis J. McCormack                             Steve Trotter
---------------------------------------------   -------------------------------
Printed Name                                    Printed Name

Procurement Professional, Global Procurement    V.P. Sales & Marketing
---------------------------------------------   -------------------------------
Title & Organization                            Title & Organization

_________________________________________       _______________________________
Buyer Address:                                  Supplier Address:
2070 Route 52                                   1800 Green Hills Road
Mailstop 5E1                                    Scotts Valley, CA 95066
Hopewell Jct., NY 12533                         USA
USA


_________________________

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as "***". A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                    7 of 7